SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): October 9, 2006 (August 4, 2006)

SOCKEYE SEAFOOD GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada 0-51197 98-0400208
(State or other jurisdiction of (Commission File Number) (I.R.S. Employer incorporation or organization) Identification No.)

Suite 400 - 601 W. Broadway
Vancouver, B.C., Canada V5Z 4C2
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(Address of principal executive offices)

(604) 675-6872
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(Issuer telephone number)

(NONE)
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(Former Name, Address and Fiscal Year, If Changed Since Last Report)

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Item 304 (a)(1) Dismissal of independent principal accountants:

(i)  On August 4, 2006, Registrant dismissed ACI Armando C. Ibarra Certified Public Accountants, A Professional Corporation, as its independent auditors after being advised that the firm would no longer be performing public company audits, as they were in the process of withdrawing from registration with the PCAOB.

(ii)  Since the appointment of ACI Armando C. Ibarra Certified Public Accountants on January 20, 2006 and all subsequent interim periods through the date of dismissal on August 4, 2006, ACI Armando C. Ibarra Certified Public Accountants’ reports on the financial statements of Registrant did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to audit scope or accounting principles. The audit report from ACI Armando C. Ibarra Certified Public Accountants for the fiscal year ended December 31, 2005 was modified as to the uncertainty regarding Registrant’s ability to continue as a going concern because of it’s status as a development stage company with limited operations. The financial statements for the year ended December 31, 2005, did not include any adjustments that might have resulted from the outcome of this uncertainty.

(iii)   The decision to change principal accounting firms was unanimously approved by written consent of the Board of Directors of Registrant on August 4, 2006.

(iv)   From the date of appointment on January 20, 2006 through the date of this report, there were no disagreements with ACI Armando C. Ibarra Certified Public Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to ACI Armando C. Ibarra Certified Public Accountants ' satisfaction, would have caused ACI Armando C. Ibarra Certified Public Accountants to make reference to the subject matter in connection with its reports and/or reviews of Registrant's consolidated financial statements during Registrant's most recent fiscal year or any interim period.

Item 304 (a)(2) Appointment of new independent principal accountants:

On August 4, 2006, Registrant's Board of Directors unanimously approved by written consent the appointment of Chang G. Park, CPA, Ph.D, 6474 University Avenue, San Diego, California, a PCAOB registered firm, as its new certifying principal accounting firm to audit Registrant’s financial statements.

Neither the issuer, nor anyone on its behalf consulted with the new accountant regarding:

(i) The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Registrant's financial statements. No written or oral advice was provided that was an important factor considered by Registrant in reaching a decision as to accounting, auditing or financial reporting issues; and

There were no matters that were the subject of a disagreement or event identified in response to paragraph (a)(1)(iv) of this Item, and, therefore, none were discussed with the new accountant.

3. Registrant has provided ACI Armando C. Ibarra Certified Public Accountants, as well as the new firm of Chang G. Park, CPA, Ph.D, with a copy of the disclosures it is making in response to this Item and has requested the former accountants provide a letter concurring with such statements to the Commission, a copy of which is attached hereto as Exhibit 16.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

c) Exhibits:

Exhibit No.   Description

 16    Letter of former accountants

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOCKEYE SEAFOOD GROUP INC., Registrant

Dated: October 9, 2006       /s/ Sheldon Goldberg

By: Sheldon Goldberg, President, Chief Executive Officer and
and Director

Dated: October 9, 2006       /s/ David F. Knapfel

By: David F. Knapfel, Treasurer, Chief Financial Officer,
Treasurer and Principal Accounting Officer, Secretary
and Director